Exhibit 10.8
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                        STANDARD INDUSTRIAL LEASE - GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. Parties. This Lease, dated, for reference purposes only, July 8, 1996, is made by and between WESTLAKE VILLAGE INDUSTRIAL PARK (herein called "Lessor") and SYNTHONICS INCORPORATED, A CALIFORNIA CORPORATION (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of LOS ANGELES State of CALIFORNIA commonly known as 31324 VIA COLINAS, UNITS 106/107, WESTLAKE VILLAGE, CA 91362 and described as SAME AS ABOVE - WESTLAKE VILLAGE INDUSTRIAL PARK APPROXIMATELY 2424 SQUARE FEET. INCLUDING THE OVERHANG, IF APPLICABLE AS OUTLINED IN EXHIBIT "B"

Said real property including the land and all improvements therein, is herein called "the Premises"

3. Term.

     3.1 Term. The term of this Lease shall be for THREE (3) YEARS WITH ONE (1), ONE (1) YEAR OPTION TO RENEW commencing on SEPTEMBER 1, 1996 And ending on AUGUST 31, 1999 unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, no; shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided however, that if Lessor shall not have delivered possession of the Premises within sixty
(60) days from said commencement date, Lessee may. at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that It such written notice of Lessee Is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $2,254.00, in advance, on the FIRST day of each month of the term hereof. Lessee shall pay Lessor PRIOR TO MOVE-IN $2,254.00 as rent for SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996.

Rent for any period during the term hereof which Is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $ 6,762.00* as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss, or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days alter written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall


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thereupon deposit with Lessor additional  security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's Interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

* SEE ADDENDUM I PARAGRAPH 31, PREVIOUSLY PAID $4,140.00. AMOUNT DUE - $2,622.00

6. Use

     6.1 Use. The Premises shall be used and occupied only for COMPUTER SOFTWARE DEVELOPMENT or any other use which is reasonably comparable and for no other purpose.

     6.2 Compliance with Law.

     (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2 (a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

     (b) Except as provided in paragraph 6.2(a), Lessee shall. at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules regulations, orders, covenants and restrictions of record. and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

     6.3 Condition of Premises.

     (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated then it shall be the obligation of Lessor. after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6 3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

     (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier subject to all applicable zoning, municipal county and state laws, ordinances and regulations governing and regulating the use of the Premises and any covenants or restrictions of record and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

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7. Maintenance, Repairs and Alterations.

     7.1 Lessor's Obligations. Subject to the provisions of Paragraphs 6, 7.2, and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents employees, or invitees In which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2 Lessee's Obligations.

     (a) Subject to the provisions of Paragraphs 6, 7.1 and 9, Lessee at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating; air conditioning, (Lessee Shall procure and maintain, at Lessee's expense an air conditioning system maintenance contract) ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises at Lessee's option.

     (b) If Lessee fails to perform  Lessee's  obligations  under this Paragraph
7.2 or under any other paragraph of this Lease, Lessor may at Lessor's option enter upon the Premises after 10 days prior written notice to Lessee (except In the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

     (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal or its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panel, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

     7.3 Alterations and Additions.

     (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or utility installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term. and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond In an amount equal to one and one-half times the estimated cost of such Improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

     (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

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    (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. It Lessee shall, In good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that it Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand Indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action it Lessor shall decide it is to its best interest to do so.

     (d) Unless Lessor requires their removal, as set forth in paragraph 7.3(a), all alterations, improvements, additions and Utility Installation (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term, Notwithstanding the provisions of this Paragraph 7.3 (d). Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8. Insurance; Indemnity.

     8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph B. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

    8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance. Insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $500,000 per occurrence.

     8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of tire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. "Earthquake".

     8.4 Payment of Premium Increase.

     (a) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, the amount of any increase in premiums for the insurance required under Paragraphs 8.2 and 8.3 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, or general rate increases. In the event that the Premises have been occupied previously, the words "Base Period" shall mean the last twelve months of the prior occupancy. In the event that the Premises have never been previously occupied, the premiums during the "Base Period" shall be deemed to be the lowest premiums reasonably obtainable for said insurance assuming the most nominal use of the Premises. Provided, however, In lieu of the Base Period, the

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parties  may insert a dollar  amount at the end of this  sentence  which  figure shall be considered as the insurance premium for the Base Period: $12,470. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability Insurance coverage in excess of $1,000,000 procured under paragraph 8.2.

     (b) Lessee shall pay any such premium Increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

     (c) If the Premises are part of a larger building, then Lessee shall not be responsible for paying any increase In the property Insurance premium caused by the acts or omissions of any other tenant of the building of which the Premises are a part.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus. or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except at least thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3

     8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease. or arising from any negligence of the Lessee. or any of Lessee's agents. contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding as brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or 1I jury to persons, In, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8. Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods. wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any ether person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees. agents or contractors, whether such damage or Injury Is caused by or results from tire, steam, electricity. gas. water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part. or from ether sources or places and regardless of whether the cause of

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such  damage or injury or the means of  repairing  the same is  inaccessible  to
Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9. Damage or Destruction.

     9.1 Definitions.

     (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair; is less than 50% of the fair market value of such building as a whole immediately prior to such damage or destruction.

     (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

     (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the Insurance described in paragraph 8.

     9.2 Partial Damage -Insured Loss. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall. at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

     9.3 Partial Damage - Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.4 Total Destruction. If at any time during the term of this Lease there is damage whether or not an Insured Loss, (including destruction required by any authorized public authority). which falls into, the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     9.5 Damage Near End of Term.

     (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

     (b) Notwithstanding paragraph 9.5( a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision In the grant of option to the contrary.

     9.6 Abatement of Rent; Lessee's Remedies.

     (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, it any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within so days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.7 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.8 Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

     10.1 Payment of Tax Increase. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Premises provided, however, that Lessee shall pay in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal real estate tax year 1996, 1997. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

     10.2 Additional Improvements. Notwithstanding paragraph 10.1 hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in real property tax it assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 Definition of "Real Property Tax". As used herein the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, tire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978 or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's Interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 Joint of Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Personal Property Taxes.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed sod billed separately from the real property of Lessor.

     (b) If any of Lessee's said personal properly shall assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12. Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign. transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. Default; Remedies

     13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

     (a) The vacating or abandonment of the Premises by Lessee.

     (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.


     (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default Is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

     (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. ss.101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1 (d) is contrary to any applicable law, such provision shall be of no force or effect.

     (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 Remedies. In the event of any such material default or breach by Lessee. Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of

Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

     (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the stale wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time. but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing specifying wherein Lessor has failed to perform such obligation; provided, however that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include. but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee. Lessee shall pay to Lessor a late charge equal to 10% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     13.5 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) Installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real properly taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge, the obligations of Lessee to pay such real property taxes and Insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, each additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more then 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten ( 10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten ( 10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for or the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker's Fee.

     (a) Upon execution of this Lease by both parties, Lessor shall pay to N/A Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s) the sum of $ N/A, for brokerage services rendered by said broker(s) to Lessor in this transaction.

     (b) Lessor further agrees that if Lessee exercises any Option as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

     (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease whether such transfer is by Agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph 15.

16. Estoppel Certificate.

     (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, it any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Premises.

     (b) At Lessor's option Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon

Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessors performance. and (iii) that not more than one months rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

     (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, and except as expressly provided In Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and alter the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the times of such transfer. in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. This invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence.

21. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given It addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Wither party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waiver. No waiver by Lessor or any provision hereof shall be deemed waiver of any other provision hereof or of any subsequent breech by Lessee of the same or any other provision. Lessor's consent to, or approval of any act; shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breech by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breech at the time of acceptance of such rent.

25.  Deleted

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy. Rent during any hold over period shall be subject to 50% increase over the rent due during the last month prior to expiration of the Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 11, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State herein the Premises are located.

30. Subordination.

     (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. it any mortgagee, trustee or ground Lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to a lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. It silkier party or the broker named herein brings an action to enforce the terms whereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the count. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessors Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or lo the building of which they are a part as Lessor may deem necessary or desirable.
Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent.* (*see Addendum)

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor. shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sub tenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such sub tenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an [ownership interest in the Premises.

39. 0ptions. *On terms which may be mutually agreeable to Lessor and Lessee and at prevailing market rates.

     39.1 Definition. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease

     39.2 Options Personal. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4 Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day, after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1 (a),
13.1 (d), or 13.1 (e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each of such defaults, or paragraph 13.1 (c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a)

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of

Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described In paragraph 13.1(a) 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety. care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. Easements. Lessor reserves to itself the right, from time to time. to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money Is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment. and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. It Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation. trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or the handwritten provisions.

46. Addendum. Attached hereto is an addendum or addenda containing paragraphs 1 through 31, and 1 through 7 which constitutes a part of this Lease and the following documents incorporated herein:

         EXHIBIT "A" -SITE PLAN

         EXHIBIT "B" - UNIT PLAN

         EXHIBIT "C" - OPTION TO RENEW

                       RECORDING OF THIS LEASE PROHIBITED

     LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY. LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

     The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

Executed at Westlake Village Industrial Park

on July 17, 1996

Address:  31304 Via Colinas, Unit 101
          Westlake Village, CA 91362

LESSOR
------

By:  Mid Valley Management Company, a California Corporation
     Managing Agent

/S/ Barbara Sellinger
----------------------------------------
By: Barbara Sellinger, Authorized Agent


LESSEE
------

SYNTHONICS INCORPORATED
A CALIFORNIA CORPORATION


/S/ Charles S. Palm
-----------------------------
By: Charles Palm, President


/S/ George Turner
-----------------------------
By: George Turner, Secretary

                  [WESTLAKE VILLAGE INDUSTRIAL PARK SITE PLAN]

                                  Exhibit "A"

                       [WESTLAKE VILLAGE INDUSTRIAL PARK]

                       31324 Via Colinas, Suites 106/107
                         Approximately 2424 Square Feet


                                  Exhibit "B"

                                 OPTION TO RENEW

     Provided Lessee has never been in default in any of the agreements, covenants, terms or conditions of this Lease, Lessee shall have the Option to Renew the term of this Lease for ONE (1) ONE YEAR term(s) following the expiration of the initial term (herein called "renewal term") provided written notice is delivered to Lessor at least six (6) months before the expiration of the initial term of this Lease (or, as to any successive renewals, written notice to Lessor at least six (6) months prior to the expiration of the immediately preceding term). The terms and conditions of this Lease shall remain in full force and effect during the renewal teen, except that:

     1. The monthly rent shall be TWO THOUSAND SIX HUNDRED EIGHTEEN AND 00/100 ($2,618.00). However, in no event will the monthly rent during the renewal term be less than the monthly rent for the last month of the initial term or any extensions thereto. If the renewal term is greater than one (1) year, the rent for the first year of the renewal term shall be at a fixed rate; thereafter, on each yearly anniversary of the renewal term, the rent shall be increased as set forth in the Addendum to Option to Renew. If successive options are granted, this Option to Renew shall apply to each renewal term.

     2. Lessee shall accept the Premises "as is" and "with all faults" and Lessor has no obligation to improve same in any way.

     3. The security deposit shall be increased in direct proportion to each and every rent increase. Promptly upon Lessee's receipt of written notification from Lessor as to the rent applicable to such renewal term, at Lessor's direction, Lessor may request that Lessee pay to Lessor the rent for the first month of the renewal term and the amount of any increase in security deposit.

     4. In the event that Lessee has multiple options to extend or renew this Lease, a later option cannot be exercised unless prior option to extend or renew this Lease has been exercised. This option to extend is personal to the original Lessee and is not transferable or assignable in any manner whatsoever.

     5. Lessee shall have no other right to extend the term beyond the renewal term.

     6. That in the event Lessor has prepared a new or revised Lease Agreement covering the subject business or industrial complex, then, in that event Lessee shall execute a new Lease Agreement for the extended term and said new Lease Agreement shall be applicable and operative during the extended option period.

     7. If Lessee is in default on the date of giving the option notice or at any time prior to the commencement of the renewal term, the option notice shall be totally ineffective and this Lease shall expire at the end of the initial term.

The parties hereto have executed this Option to Renew on the date set forth below:

LESSOR:                                      LESSEE:
-------                                      -------
Simi Valley Plaza, LLC, by                   SYNTHONICS INCORPORATED
Mid Valley Management Company                A California Corporation
A California Corporation
Managing Agent

                                             /S/ Charles S. Palm
                                             ---------------------------------
                                             By: Charles Pal, President


/S/ Barbara Sellinger                        /S/ George M. Turner
------------------------------               ---------------------------------
By: Barbara Sellinger                        By:  George Turner, Secretary
    Authorized Agent

Dated:  July 17, 1996                        Dated:

                                  Exhibit "C"

                                   ADDENDUM I

THIS ADDENDUM is attached to and Integrated as a part of that certain Lease dated JULY 8, 1996 by and between WESTLAKE VILLAGE INDUSTRIAL PARK, Lessor, and SYNTHONICS INCORPORATED, A CALIFORNIA CORPORATION Lessee and constitutes additional Covenants, Conditions and Agreements contained herein, which Addendum shall prevail In the event of any conflict between the Covenants, Conditions and Agreements contained herein and those In said Lease.

                             RULES AND REGULATIONS

ACCEPTANCE OF LEASED PREMISES:

1. Lessee accepts the Premises (as well as the Improvements thereon and the facilities appurtenant thereto) In their present condition and acknowledges that the Premises (as well as the improvements thereon and facilities appurtenant thereto) are in good, clean, safe and tenantable condition as of the date of this Lease. Lessee further represents to Lessor that the Premises have been Inspected by Lessee and that he/she has been assured by means independent of Lessor or any Agent of Lessor regarding truth of all facts material to the Lease and that the Premises are being Leased by the Lessee as a result of his/her Inspection and Investigation and not as a result of any representations by Lessor or any Agent of Lessor. Lessee's failure to return the Unit Inspection "Check-List" accompanying the Lease as provided by Lessor further acknowledges Lessee's acceptance of the Premises as stated herein.

PROTECTION OF PREMISES:

2. Lessee assumes any and all responsibility for protecting its Premises from theft, robbery, vandalism and pilferage, and holds Lessor free and harmless from any responsibility or obligation in connection therewith, which includes keeping doors locked and other means of entry to keep Premises closed.

REFURBISHING FEE AND KEY DEPOSIT:

3. Lessee agrees to pay to Lessor a non-refundable refurbishing fee of $0.00* (*waived) and a key deposit of $40.00* (*previously paid)

ASSIGNMENT AND SUBLETTING:

4. Tenant's Application (Assignment and Sublease). Lessee shall be obligated to notify Lessor In writing of Lessee's intent to Assign, Encumber, or Sublease the subject Premises not less than thirty (30) days I before the proposed Subletting. This notification shall Include the name of the proposed Assignee or Sublessee, information concerning the financial responsibility of the proposed Assignee or Sublessee, and the terms of the proposed Assignment or Subletting. Lessor may, within thirty (30) days of receipt of such written notice, request additional information required by Lessor concerning the proposed Assignee's or Sublessee's financial responsibility and Lessor, at its option, may elect one of the following alternatives in conjunction with the proposed Assignment and
Subletting:

     (a) Consent to such proposed Assignment, Encumbrance or Sublease;

     (b) Refuse to grant such consent, which consent shall not be unreasonably withheld, which refusal shall be in accordance with the Industry standards in Southern California relating to a similar kind of Leasehold; or

     (c) Elect to terminate this Lease in the event Lessee desires to proceed with said Assignment or Subletting without Lessor's consent, provided that Lessee shall remain responsible and obligated to Lessor for all monetary and non-monetary obligations through the date of termination, or in the case of a partial Sublease, terminate this Lease as to the portion of the Premises proposed to be Sublet.

     (d)  The  following  transactions,   and/or  transfers,   shall  be  deemed
     Assignments for purposes of the Leasehold Agreement. To wit:

          A. (1) A transfer by operation of law or otherwise, of Tenant's Interest in this Lease; or

               (2) A transfer  of any  percentage  interest  in Tenant  (whether
               stock,   partnership   interest,   or   otherwise)  in  a  single
               transaction or a related series of transactions; or

                              Addendum I - Page 1

               (3) Any increase In the amount of issued and/or outstanding shares of capital stock or any Corporate Tenant and/or the creation of one or more additional classes of capital stock of any Corporate Tenant, In a single transaction or a related series of transactions, with the result that the beneficial and record ownership In and to such Tenant shall no longer be identically held In the same proportion by the beneficial and record owners of the capital stock of such Corporate Tenant as of the date the Tenant executed this Lease; or

               (4) If a Tenant is a corporation, and a dissolution, merger, consolidation or other reorganization of the Tenant.

          B. Upon the execution of this Lease and upon each succeeding anniversary date, or at any sooner time requested by the Landlord, Tenant shall deliver to Landlord a statement, certified as being true and correct and verified by the Corporate Secretary, showing the names of all existing share holders of record and their respective ownership Interests as of that date.

          C. Whenever reference is made in this Article to a Corporate Tenant, the same obligations and restrictions shall apply to any permitted Corporate Assignee entitled to occupy the demised Premises.

Without limiting Lessor's ground for disapproval, Lessor's disapproval shall be deemed reasonable if it is based on Lessor's reasonable analysis of (a) the proposed Assignee's or Sublessee's credit, character and business or professional standing, (b) that the Assignee or Sublessor's use and occupancy of the Premises will not be consistent with the Lease Agreement, and (c) Assignees or Sublessee's proposed intensity of use is not consistent with the existing use by Lessee. Lessor shall require as a condition of the Assignment or Subletting that the rent payable by such Assignee or Sublessee at the then current the then published rental rate or the Premises or comparable Premises, and that the existing Lessee waive any right to participate in any rental increase or other benefit derived from said Assignment or Subletting. That the rent to be paid is no less than the then current base rent under this Lease and that the Assignee or Sublessee remit directly to Lessor on a monthly basis all monies due to Lessee by said Assignee or Sublessee.

     4.1 Fees for Review.

     If Lessee shall request to Assign, Transfer, Pledge, Encumber or Sublet this Lease or any interest therein, Lessee shall pay to Lessor a non-refundable fee for Lessor's time and processing efforts and for expenses incurred by Lessor in connection with reviewing such transaction (Including any administrative expenses for Lessors Property Manager). The amount of such non-refundable fee shall be the sum of $300.00 or may be reasonably amended or changed by Lessor. Lessee shall pay such fee to Lessor within live (5) days after written request therefore, and said payment shall be a precondition to Lessor's requirement to review and consider any Assignment or Sublease.

     4.2 Collection of Rent by Sublessor.

     Any Lease payment or other sums received by Lessee or any other person in connection with this Lease shall be conclusively presumed to have been paid by Lessee or on Lessee's behalf. If, as a result of any proposed Assignment or Sublease, Lessee receives rent or other consideration, either initially or over the term of the Assignment or Sublease, in excess of the rent called for hereunder, or, in the case of the Sublease of a portion of the Premises, in excess of the rent allocable to such portion, Lessee shall pay to Lessor as additional rent hereunder, all of the excess of each such payment of rent or other consideration received by Lessee promptly after its receipt.

MAINTENANCE:

(5) The Lease Agreement provided, however, that Lessor shall not be liable for any damages to Lessee or the Property of Lessee resulting from Lessor's failure to make any repairs required by this section, unless written notice of the need for such repairs has been given to Lessor by Lessee and Lessor has failed for a period of thirty (30) days after receipt of notice (unless prevented by causes not the fault of Lessor) to commence making the required repairs.

                              Addendum I - Page 2

     5.1 The provisions of the Lease Agreement notwithstanding, Lessee shall repair at Lessee's expense all damage to the Premises resulting from acts of vandalism, malicious mischief, burglary and other acts of Lessee, its Employees and Invitees and other third parties (including, without limitation, damage to exterior walls, exterior roofs, vents, overhead doors, etc.).

     5.2 Pursuant to the Lease Agreement, the cost to be charged hereunder shall include an additional administrative cost of twenty-five percent (25%) as additional rent to be paid by Lessee with the next rental payment.

     5.3 In addition to the Lease Agreement, upon termination of Lessee's tenancy, all keys shall he delivered to Lessor and any and all Personal Property left in the Premises at said termination shall become the Property of Lessor. Lessor shall have the right to dispose of the Property in any manner which at its sole election it claims appropriate. Lessee waives, releases and forever discharges Lessor from any and all claims, liability and expense with respect to such Personal Property, including the right to account for any proceeds of sale.

UNDER THE INFLUENCE:

6. Lessor reserves the right to exclude or expel from the Premises any person who, in Lessor's Judgment, is intoxicated or under the influence of liquor, drugs or other abusive substances, or who is otherwise in violation of any Rules and Regulations of the Project.

FOUL, NOXIOUS GAS OR SUBSTANCE AND ANIMALS:

7. Lessee shall not use or permit to be used in the Premises any foul, noxious gas or substance; or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors or vibrations; nor shall Lessee bring into or keep in or about the Premises any birds or animals (except seeing eye dogs when accompanied by their masters).

ROOF ACCESS:

8. Neither Lessee, Lessee's Agents, Contractors, Employees or Invitees shall enter upon the roof of the Premises (except in the case of an emergency) for any purpose whatsoever without first receiving Lessor's written consent, which shall not be unreasonably withheld.

     8.1 If the Lessee, Lessee's Agent's, Contractors, Employees or Invitees shall enter upon the roof of said Premises, whether with or without the consent of Lessor, then the Lessee specifically indemnifies and agrees to hold Lessor harmless from any and all claims, actions or causes of action resulting from injuries incurred to any of said individuals or any other Person or Property, caused by or as a result of their entering upon the roof of said Premises.

     8.2 In the event that Lessor grants written permission to the Lessee or any of the persons set-forth above to have roof access, said consent shall be expressly on the condition that each time said Lessee or those persons designated by Lessee to enter upon the roof that they first execute a written Letter Agreement provided by Lessor (a) expressly indemnifying and holding Lessor free and harmless from any and all damages caused by said individuals to the Leasehold Premises, (b) Indemnifying Lessors from any personal injury damages caused in connection therewith, (c) provide Lessor with a $200.00 deposit or such other sum as Lessor may hereinafter set for every penetration upon the roof, with the express authorization to permit Lessor to seal around all roof cuts and to charge the deposit for the actual cost thereof and with the express understanding that at such time as the Lessee vacates the subject Premises, that all equipment installed thereon by Lessee shall be removed (unless there is an Agreement in writing by and between Lessor and Lessee to the contrary). Lessor's Roofer shall be responsible for making any and all roof repairs required by said removal, and Lessee shall be responsible for all charges incurred in connection therewith. Lessor shall have the express authorization to charge Lessee's deposit for all costs in connection therewith, and (d) at Lessor'e election, secure a Performance and Material and Labor Bond from Contractor in the amount of one and one-half times the cost of said improvement; making the Lessor an additional insured and beneficiary.

                              Addendum I - Page 3

     8.3 Lessee shall be required to submit reasonably  detailed final plans and
     specifications  and  working  drawings  of  the  proposed   alteration  or
     alterations and the name or its Contractor at least thirty (30) days before the date it intends to commence the alterations. Drawings shall include, but not be limited to, the disclosure of the size. weight and type of installation to be placed upon the roof.

     8.4  Lessee's   Contractor  shall  provide  Lessor  with   Certificates  of
     Insurance, and at the election of Lessor, name the Lessee as an additional insured.

CANVASING AND SOLICITATION:

9. Canvasing, soliciting and distribution of hand bills or other written material, and peddling in the Project is prohibited; each Tenant shall cooperate to prevent same.

AUCTION ON PREMISES:

10. Lessee shall not conduct or permit to be conducted any sale by auction or liquidation (going out of business sale) on said Premises.

WORK AREAS:

11. Lessee shall not be permitted to work in the parking lot or loading door areas. All work must be confined within the Leased Premises.

SIGNAGE:

12. Lessee shall not place or permit to be placed any projecting sign, marquee, decoration, or awning on said Premises (a) without the written consent of Lessor; which consent shall not be unreasonably withheld. All signs which are permitted shall be conforming to the Lessor's Project and shall be maintained by Lessee at its sole expense. Lessee, upon the request of Lessor, shall immediately remove any sign or decoration which Lessee has placed or permitted to be placed in, on or about the Premises of which, in the sole option and discretion of Lessor, is objectionable or offensive; and if Lessee fails to do so, Lessor may enter upon said Premises and remove said item and charge the cost thereof to Lessee. Lessee shall not place or permit to be placed upon any sidewall, rear wall, window, or roof any sign, advertisement, or notice without the written consent of Lessor, which consent shall only be given where the proposed sign, advertisement, or notice complies with the specifications of size, shape, design, color or material established by Lessor and which are applicable to all Tenants of Lessor's Business Complex.

WINDOWS AND WINDOW COVERINGS:

13. Lessee shall not place any window coverings upon the Leasehold Premises (e.g. curtains, draperies, blinds, etc.) without Lessor's written consent, which consent shall not be unreasonably withheld and provided the proposed window covering complies with the specifications established by Lessor and which are applicable to all Tenants of Lessor in the Business Complex.

     13.1 Lessee shall keep the glass windows free of dirt and stains and shall clean windows on a frequent and regular basis.

LESSEE'S ALARM SYSTEMS:

14. If Lessee desires to install an alarm system, all equipment must be installed inside Lessee's unit so as not to be visible and shall otherwise comply to the standards set by Lessor for all alarm systems contained in the Business Complex. All alarm systems must be approved by Lessor. When equipment is removed, the Premises must be restored to its original condition by Lessee. Only one alarm sticker per unit placed on Lessee's door Is permitted, with the exception that corner units may also have a second sticker on the bottom of the side glass window.

                              Addendum I - Page 4

EXTERIOR DAMAGE BY LESSEE:

15. During the Lease Term and at expiration (or early termination) of this Lease, if Lessee dirties, soils, or damages the exterior of Lessor's Business Complex, Lessee will be responsible for the repair of this damage. If Lessee fails to repair the damage which Lessee causes within five {5) days of such occurrence, then Lessor may make such repairs and bill Lessee for the cost of such repair plus an administrative cost of an additional twenty-five (25%) percent.

RUBBISH REMOVAL

16. No rubbish, containers or debris are to be left outside of Lessee's unit. All refuse is to be placed in designated trash bins. Any debris is subject to immediate removal by Lessor at Lessee's expense. This rule applies to pallets as well. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. .All garbage and refuse disposal shall be made in accordance with directions issued from time-to-time by Lessor. Lessee will pay for the removal of trash and debris created, produced or resulting from Lessee's activities where the volume of such trash and debris exceeds two cubic yards per week. Lessor shall have the option to contract for a single trash removal service for the entire Complex.

TOXIC MATERIALS:

17. Lessee, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 or Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as they may be Amended from time-to-time (Collectively "Toxic Materials"). If Lessee does store, use or dispose of any Toxic Materials, Lessee shall notify Lessor in writing at least ten (10) days prior to their first appearance on the Premises. Lessee shall be solely responsible for, and shall defend, indemnify, and hold Lessor, its Agents and Contractors harmless from and against all claims, costs and liabilities, including attorneys' fees and costs arising out of or in connection with its storage, use and disposal of Toxic Materials. If the presence of Toxic Materials on the Premises caused or permitted by Lessee results in contamination greater than the levels established by any Governmental Agency having jurisdiction over such contamination, then Lessee shall promptly take any and all action necessary to clean-up such contamination whether such clean-up is required by law or as a condition to the issuance or continuing effectiveness of any Governmental approval which relates to the use of the Premises. At any time prior to the expiration of the Lease Term, Lessee shall have the right to conduct appropriate tests of water and soil and to deliver to Lessor the results of such tests to demonstrate that no contamination in excess of permitted levels has occurred as a result of Lessee's use of the Premises. Lessee shall further be solely responsible for, and shall defend, indemnify and hold Lessor, its Agents and Contractors harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any removal, clean-up and the restoration work and materials required hereunder to return the Premises and any other Property of whatever nature to their condition existing prior to the appearance of the Toxic Materials and/or contamination of the Premises or such Property, as the case may be Lessee's obligations hereunder shall survive the termination of the Lease.

RENT ESCALATIONS:

18. Lessee agrees to pay to Lessor in advance, at such places as may be designated from time-to-time by Lessor, without deduction or offset. Lessor agrees to accept as Rent for the Leased Premises the following monthly Rental Payment Schedule for the term of this Lease:

     SEPTEMBER 1, 1996 THROUGH AUGUST 31, 1997 = $2,254.00 PER MONTH SEPTEMBER 1, 1997 THROUGH AUGUST 31, 1998 = $2,376.00 PER MONTH SEPTEMBER 1, 1998 THROUGH AUGUST 31, 1999 = $2,497.00 PER MONTH

NAME AND ADDRESS OF PREMISES:

19. Lessor reserves the right, exercisable with sixty (60) days notice and without liability to Lessee, to change the name and address of the Premises. Said sixty (60) days notice shall conclusively be deemed reasonable notice to Lessee.

                              Addendum I - Page 5

ADDRESS FOR RENT PAYMENTS:

20. Lessee's payments of rent and other amounts due, shall be considered to have been received by Lessor only when received in person or by mail at: Mid Valley Management Company, P.O. Box 60800, Los Angeles, CA 90060-0800. Rental Payments will not be accepted at any of Lessor's Leasing Offices.

LATE CHARGES AND RETURNED CHECKS:

21. Rent is due on the first of the month. If not received by the tenth of the month, a ten percent (10%) late charge on each delinquent payment will be added. A ten percent (10%) late charge will also be added on all checks returned unpaid by the bank. If more than two (2) checks are returned, Lessee must thereafter pay by cashier's check, and Lessor shall have as an additional remedy the right to terminate the Lease.

NO PERSONAL OBLIGATION:

22. The obligations of lessor (which shall hereinafter include its Principals) under this Lease do not constitute personal obligations of Lessor. Lessee shall look solely to the Real Estate that is the subject of this Lease and to no other assets of Lessor for satisfaction of any liability with respect to this Lease and will not seek recourse against the Lessor herein nor against any or all of Lessor's personal assets for such satisfaction.

HEADINGS:

23. The Titles and Holdings of the various sections of this Addendum are intended solely for the convenience of reference only and are not intended to explain, modify or place any construction or any of the provisions of this Addendum.

CHANGES IN RULES AND REGULATIONS:

24. Lessor reserves the right by written notice to Lessee to rescind, alter or waive any Rule or Regulation prescribed for Lessor's Business Complex at any time when, in Lessor's judgment, it is necessary, desirable, proper and in the best interest of Lessor's Business Complex and its Tenants. Lessee agrees to be bound by any changes, revisions or modifications.

     24.1 Lessor further reserves the right to make such other Rules and Regulations as in its judgment may be necessary for the safety, care and cleanliness of the Premises and for the preservation of good order therein. Lessee agrees to abide by all such Rules and Regulations hereinabove stated and any additional Rules and Regulations which are adopted.

WAIVER OF RULES AND REGULATIONS:

25. Lessor may waive any one or more of these Rules and Regulations for the benefit of Lessee or any other Tenant, but no such (a) waiver by Lessor to a particular Tenant shall be construed as a waiver of such Rules and Regulations in favor of Lessee or any other Tenant nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Premises (b) any such waiver shall be deemed temporary in nature and cancelable at will by Lessor, and Lessee specifically acknowledges the right of Lessor to rescind said waiver at its sole election and discretion. NON-DISCRIMINATION AND NON-SEGREGATION COVENANT:

26. Lessee herein covenants by and for himself or herself his or her heir, executors, administrators, assignee, and for all persons claiming under or through him or her. This Lease is made and accepted upon and subject to the following conditions:

     (a) That there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status national origin or ancestry, in the Leasing, Subleasing, transferring, use, occupancy, tenure and enjoyment of the Premises herein Leased; nor shall Lessee himself, or any person claiming under or through him or her, establish or permit any such practice or practice of discrimination and/or segregetion with reference to the selection, location number, use and occupancy of Lessees, Tenants, Sublessees, Sub-tenants, Assignees and/or Vendees in the Premises herein Leased.

                              Addendum I - Page 6

OFFER TO LEASE PREMISES:

27. Preparation of this Lease by Lessor or Lessor's Agent and submission of same to Lessee shall not be deemed an offer to Lessee to Lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both Parties.

28. It is hereby agreed by Lessee, that Lessee is not permitted to wallpaper or paint within 31324 Via Colinas, Units 106/107 without Lessor's expressed written permission. If permission is granted by Lessor, Lessee is required to restore the wall surface areas, with like materials, to the same condition as they were prior to the execution of this Lease.

29.  Lessor   agrees  at  Lessors'   cost  to  complete  the  following   tenant
improvements:

          A. Replace all carpeting and pad throughout suites with carpeting and pad pursuant to park standards.
          B.   Strip and wax all tile floors.
          C.   Move door in 12' x 16' room to open inward from reception area.
          D.   Remove door from 12' x 11' office that opens into rear open area.
          E. Expand 7' x 12' room by eliminating the corridor between the 7' x 12' and the 12' x 16' rooms.
          F.   Close openings between Unit 105 and Unit 106.

30. Lessee is currently in possession of 31368 Via Colinas, Unit 106 at Westlake Village Industrial Park, under the Lease dated FEBRUARY 9, 1995. Lessor and Lessee agree that as of the commencement date under this Lease, this Lease shall supersede and effectively terminate the rights and obligations of Lessor and Lessee under that certain Lease dated FEBRUARY 9, 1995 (herein called "Prior Lease").

31. Provided Lessee is entitled to a refund of security deposit and key deposit under the "Prior Lease", Lessor agrees to transfer and apply any such refund amount to applicable move-in costs for the premises located at: 31324 Via Colinas, Units 106/107 (herein called "Premises"), which move-in costs are due and payable on or prior to the commencement date. Security deposit balance in excess of Lease requirements and/or costs due will be refunded to Lessee.

AGREED AND ACCEPTED:                         AGREED AND ACCEPTED:

LESSOR:                                      LESSEE:
-------                                      -------
Westlake village industrial park             SYNTHONICS INCORPORATED
By Mid Valley Management Company             A California Corporation
A California Corporation
Managing Agent

                                             /S/ Charles S. Palm
                                             ---------------------------------
                                             By: Charles Pal, President

/S/ Barbara Sellinger                        /S/ George M. Turner
------------------------------               ---------------------------------
By: Barbara Sellinger                        By:  George Turner, Secretary
    Authorized Agent

                              Addendum I - Page 7

                              ADDENDUM I CONTINUED
                          PARKING RULES AND REGULATIONS

PERMITTED AND PROHIBITED PARKING

1. Parking is permitted in designated striped areas only. All other Vehicle not parked in such areas are subject to being towed away at Lessee's expense (22658
CVC). Parking is prohibited.

     (a) In areas not striped for parking;
     (b) In aisles;
     (c) Where "No Parking" or "Handicap" signs are posted;
     (d) On ramp;
     (e) In areas outside warehouse doors which are restricted to loading and unloading only. This is a fire lane and must not be blocked;
     (f) In specifically assigned and reserved spaces to others than Lessee; and
     (g) In such other areas as may be designated by Lessor, its Agents, Lessee or Licensee.

OVERNIGHT STORAGE OF VEHICLES OR TRAILERS

2. There will be no overnight storage of Vehicles or Trailers in the parking lot. Vehicles used and moved on a daily basis are exempt exempt.

DAMAGED VEHICLES

3. There will be no storage of wrecked or damaged Vehicles at any time.

DIRECTIONAL SIGNS AND ARROWS

4. Al1 directional signs and arrows must be observed.

SPEED LIMIT

5. The speed limit shall be five (5) miles per hour.

RESPONSIBILITY FOR LOCKED VEHICLES AND DAMAGES

6. Every Lessee is requested to park and lock his/her own Vehicle. All responsibility for damage to Vehicles to be repaired is assumed by Authorized Users. Lessee shall repair or cause to be repaired at its sole cost and expense any and all damage to the Project Parking Facility or any put thereof caused by Lessee, its Authorized Users, Invitees or Guests, or resulting from Vehicles of each of them, Lessee specifically waives any claim against Lessor arising out of damage to said Vehicles.

COMMON AREA PARKING:

7. Lessee shall be entitled to park in common with other Tenants of Lessor In the parking area for the specific use as described in the Leasehold. Lessee specifically waives any claim against Lessor arising out of damage to said Vehicles. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other Tenants in the use of parking facilities. Lessor reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and in such an event, to allocate parkinq, spaces among Lessee and of other Tenants in the event allocation is deemed necessary by Lessor, Lessee shall be entitled to the use of no more than FIVE
(5) parking spaces. Lessee hereby agrees not to occupy or permit its Employees, Customers or its invitees to occupy more than the number of spaces specified above; nor to park anywhere other than parking stalls assigned and designated as such by painted signs, parking lines and parking bumpers

AGREED AND ACCEPTED:                         AGREED AND ACCEPTED:

LESSOR:                                      LESSEE:
-------                                      -------
Westlake village industrial park             SYNTHONICS INCORPORATED
By Mid Valley Management Company             A California Corporation
A California Corporation
Managing Agent
                                             /S/ Charles S. Palm
                                             ---------------------------------
                                             By: Charles Pal, President

/S/ Barbara Sellinger                        /S/ George M. Turner
------------------------------               ---------------------------------
By: Barbara Sellinger                        By:  George Turner, Secretary
    Authorized Agent

                           NOTICE OF LEASE ASSIGNMENT

     Premises: 31324 VIA COLINAS, UNITS 106/l07 Westlake Village Industrial Park, Lease dated JULY 8, 1996 between E & L WESTLAKE INDUSTRIAL, a California general partnership, Landlord, and SYNTHONICS INCORPORATED, A CALIFORNIA CORPORATION, Tenant.

     This is to notify you that in accordance with the terms of an Assignment of Leases which was recorded in the Official Records of Los Angeles County, California on September 14. 1995, there has been duly assigned by the undersigned to Metropolitan Life Insurance Company, a New York corporation, whose address is 101 Lincoln Centre Drive, Sixth Floor, Foster City, California 94404-1121, the entire interest of the Landlord in the above mentioned Lease.

     The Assignment of Leases sets forth the following provisions:

     "2. Assignor irrevocably authorizes and directs the lessees and any successors to the respective interests of the lessees, upon receipt of any written request of Assignee stating that a default exists in the payments due under, or in the performance of any of the terms, covenants or conditions of the Deed of Trust or the Note, to pay to Assignee the rents due and to become due under the Leases. Assignor agrees that the lessees shall have the right to rely upon any such statement and request by Assignee, that the lessees shall pay such rents to Assignee without any obligation or right to inquire as to whether such default actually exists and notwithstanding any notice from or claim of Assignor to the contrary, and that Assignor shall have no right or claim against the lessees for any such rents so paid by the lessees to Assignee. Upon the curing of all defaults, Assignee shall give written notice thereof to the lessees and thereafter, until the receipt of any further similar written requests of Assignee, if any, the lessees shall pay the rents to Assignor. It is understood and agreed that neither the assignment of income, rents, issues, profits and proceeds to Assignee nor the exercise by Assignee of any of its rights or remedies under this Assignment shall be deemed to make Assignee a "mortgagee-in-possession" or otherwise responsible or liable in any. manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Assignee, in person or by agent, assumes actual possession thereof, nor shall appointment of a receiver for the Property by any court at the request of Assignee or by agreement with Assignor or the entering into possession of the Property or any part thereof by such receiver be deemed to make Assignee a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof."

     You are further notified that all rental payments under your Lease shale continue to be paid as heretofore in accordance with the terms of your Lease unless you are otherwise notified in writing by Metropolitan Life Insurance Company.

     Your attention is also particularly called to the following matters;

     1. Under the provisions of such Assignment, and the Deed of Trust referred to therein, it is expressly provided that unless the written consent of Metropolitan Life Insurance Company is first obtained, no cancellation, surrender, or modification of the Lease may be made and no rentals shall be paid other than as now provided in the Lease or in such modification of the Lease as may receive the written approval of Metropolitan Life Insurance Company.

     2. The interest of the Landlord in the Lease has been assigned to Metropolitan Life Insurance Company solely as security for the purposes specified in such Assignment and Metropolitan Life Insurance Company assumes no duty, liability, or obligation under the Lease or any extension or renewal of the Lease either by virtue of such Assignment or by any subsequent receipt or collection of rents under the Assignment.

                                             Very truly yours,

                                             E & L WESTLAKE INDUSTRIAL,
                                             A California general partnership